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                               SECURED PROMISSORY NOTE
$4,000,000       Los Angeles, California                 JULY 3, 1996

    FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of GREYROCK BUSINESS CREDIT ("GBC"), at 300 North Continental Blvd., Suite 200, El Segundo, California 90245 , or at such other address as the holder of this Note shall direct, the principal sum of $4,000,000, payable $66,666 principal per month, plus interest as hereinafter provided, commencing on AUGUST 1, 1996 and continuing on the last day of each succeeding month, until the earlier of the following dates (the "Maturity Date"): (i) JULY 1, 2001, or (ii) the date the Loan and Security Agreement between the Borrower and GBC dated JULY 3, 1996 (the "Loan Agreement") terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

    This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the highest "LIBOR Rate" in effect during such month, plus 4.875% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in the Loan Agreement.

    Accrued interest on this Note shall be payable monthly, in addition to the principal payments provided above, commencing on JULY 31, 1996, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.
    Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

    In the event any payment of principal or interest on this Note is not paid in full when due, or if any event of default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between the Borrower and GBC, which is not cured within any applicable cure period (collectively, "Events of Default"), GBC may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting GBC's other rights and remedies, in the event any installment of principal or interest is not paid in full on, or within five days after, the date due, the Borrower agrees that it would be impracticable or extremely difficult to fix the actual damages resulting therefrom to GBC, and therefore the Borrower agrees immediately to pay to GBC an amount equal to 5% of the installment (or portion thereof) not paid, as liquidated damages, to compensate GBC for the internal administrative expenses in administering the default. The acceptance of any installment of principal or interest by GBC after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of GBC to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise


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               Greyrock Business Credit               Secured Promissory Note
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any rights be held to waive the same.  Without limiting GBC's other rights and remedies, upon an occurrence of an Event of Default, the interest rate hereunder shall increase by an additional 2% per annum until such Event of Default has been cured.

    All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. GBC shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

    The Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by GBC in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

    This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and GBC. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between the Borrower and GBC, and all of GBC's rights and remedies hereunder and thereunder are cumulative.

    This Note is also secured by, among other things, that certain Deed of Trust of even date executed by Borrower in favor of GBC (the "Trust Deed"), and this Note is subject to all the terms and conditions thereof including without limitation the remedies specified therein. The Trust Deed includes the following provision:

              "11. EVENTS OF DEFAULT; ACCELERATION. In addition to all other rights and remedies of Beneficiary set forth in this Deed of Trust, or which it otherwise has, under the other Loan Documents or any security or other agreement heretofore, now or hereafter entered into between Trustor and Beneficiary, or at law or in equity, all of the Secured Obligations shall immediately become due and payable, irrespective of the maturity dates expressed in any note or agreement evidencing the same, at the option of the Beneficiary, and without demand or notice, upon the happening of any one or more of the following events, any one of which shall constitute a default and event of default hereunder: (i) any default or Event of Default shall occur under, or as defined in, any of the Loan Documents; or (ii) any sale, lease (except for tenant leases entered into in the ordinary course of business for a period of not more than 3 years), transfer, or encumbrance of the Property or any portion thereof or interest therein or any personal property in which Beneficiary has a security interest (other than a sale of obsolete or worn out personal property which is being replaced), or any agreement to do any of the foregoing, without the prior written consent of Beneficiary being first obtained; or (iii) any divestment of the title of any Trustor to the Property, or any part thereof, or any interest therein, in any manner whatsoever, whether voluntary or involuntary; or (iv) any of the Property shall be subject to any abatement proceeding. Upon presentation of a signed statement by Beneficiary setting forth facts showing that one or more of the foregoing events has occurred, Trustee is authorized to accept as true and conclusive such statement


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    and all facts contained therein and to act on such statement in such manner as it deems appropriate. No specification herein of an event which constitutes a default and event of default hereunder shall limit any provision of any other Loan Document specifying that an event is a default or event of default thereunder, whether or not the events so specified are similar."

    In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

    No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of GBC, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

GBC AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    This Note is payable in, and shall be governed by the laws of, the State of California.
                                       QAD, INC.


                                       By
                                         ---------------------------------
                                                                President

                                       By
                                         ---------------------------------
                                                                Secretary


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                                 LEVY, SMALL & LALLAS
                                   815 Moraga Drive
                            Los Angeles, California  90049
                               Telephone (310) 471-3000
                              Telecopier (310) 471-7990

                                   TRANSMITTAL NOTE

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